UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 4, 2022

New York City REIT, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-39448	46-4380248
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Fifth Avenue, 30th Floor New York, New York 10019
(Address, including zip code, of Principal Executive Offices)
Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value per share	NYC	New York Stock Exchange
Class A Preferred Stock Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Side Letter to the Advisory Agreement

On February 4, 2022, New York City REIT, Inc., a Maryland corporation (the “Company”), and its operating partnership, New York City Operating Partnership, L.P., entered into a side letter (the “Side Letter”) with New York City Advisors, LLC (the “Advisor”) to the Second Amended and Restated Advisory Agreement, dated November 16, 2018 (as amended by the First Amendment thereto, dated August 18, 2020, the “Advisory Agreement”). Pursuant to the Side Letter, and subject to the conditions below, the Advisor agreed to, from the date of the Side Letter until August 4, 2022, immediately invest all fees received by the Advisor under Section 10(c)(i)-(ii) of the Advisory Agreement in shares of the Company’s Class A common stock, par value $0.01 per share (the “Shares”), in an amount aggregating no more than $3.0 million. The price of the Shares will be determined, at each issuance, in accordance with Section 10(c)(iii) of the Advisory Agreement but may not be less than the “Minimum Price” as defined in Section 312.04(h) of the New York Stock Exchange Listed Company Manual (the “Listed Company Manual”). The Advisor’s obligation to invest its fee in Shares under the Side Letter is in consideration of, and subject to the provisions of the Waiver Agreements (defined below). In addition, the Company is not required to issue any Shares under the Side Letter if doing so would require the Company to seek shareholder approval under Section 312 of the Listed Company Manual or any subsequent rules and regulations of the New York Stock Exchange. A copy of the Side Letter is attached hereto as Exhibit 10.1.

On February 4, 2022, concurrently with the execution of the Side Letter, the Company’s board of directors granted (i) a waiver from the Aggregate Share Ownership Limit, as defined and contained in Section 5.7 of the Company’s charter, to permit each of Bellevue Capital Partners, LLC, which is an entity that controls the Advisor ("Bellevue"), the Advisor, entities controlled by Bellevue, Edward M. Weil, Jr., who is an officer and director of the Company, an officer of the Advisor and a holder of a non-controlling interest in Bellevue, and their respective affiliates and certain other entities and individuals who would be treated as Beneficially Owning or Constructively Owning (each as defined in the Charter) Shares held by either or both of Bellevue and the Advisor, including Mr. Weil, to Beneficially Own or Constructively Own Shares in an amount up to 20% of the outstanding Shares (subject to certain constraints for each such entity and individual on the total actual ownership of Shares by such entities and individuals that equals 20% of the outstanding Shares in the aggregate), to the extent and on the terms set forth in each ownership limit waiver agreement (collectively, the “Charter Ownership Limit Waiver Agreements”); and (ii) a waiver from the provisions contained in Section 1.1 of the Amended and Restated Rights Agreement, dated August 17, 2020 (as amended by Amendment No. 1 dated August 12, 2021, the “Rights Plan”), to permit each party to the Charter Ownership Limit Waiver Agreements to Beneficially Own (as defined in the Rights Plan) Shares to the maximum extent allowed by the Charter Ownership Limit Waiver Agreements without being deemed an “Acquiring Person” under Section 1.1 of the Rights Plan, subject to the terms set forth in the rights plan waiver agreement (the “Rights Plan Waiver Agreement,” and together with the Charter Ownership Limit Waiver Agreements, the “Waiver Agreements”). The terms and conditions of the Charter Ownership Limit Waiver Agreements entered into with each of these entities or individuals are the same except for the actual number of Shares the entities or individuals may own or acquire. In no event may the number of Shares Beneficially Owned or Constructively Owned by these entities and individuals exceed 20% of the outstanding Shares. All other terms and conditions contained in the Company’s charter will otherwise continue to apply to the Shares that the entities or individuals may own or acquire. The Company has been advised that any further purchases will only be made by Bellevue and the Advisor. Copies of the Charter Ownership Limit Waiver Agreements granted to the Advisor and Mr. Weil are attached hereto as Exhibits 10.2 and 10.3. A copy of the Rights Plan Waiver Agreement is attached hereto as Exhibit 10.4. In connection with the Waiver Agreements, the Company will file a Certificate of Notice reflecting the decrease in the Aggregate Share Ownership Limit (as defined in the Company’s charter) for all other stockholders of the Company that are not otherwise Excepted Holders (as defined in the Company’s charter).

The foregoing summary of the material terms of the Side Letter and the Waiver Agreements does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Side Letter and the Waiver Agreements filed as exhibits hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

As noted in Item 1.01 above, the Company will be obligated to issue up to $3.0 million of Shares to the Advisor pursuant to, and subject to, the terms of the Side Letter. Each issuance of Shares pursuant to the Side Letter will be made in reliance on the exemption from registration in Section 4(a)(2) of the Securities Act of 1933, as amended. The description of the Side Letter included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 3.03. Material Modification to Rights of Security Holders.

As noted in Item 1.01 above, the Company has entered into Waiver Agreements with Bellevue, the Advisor and certain other entities and individuals. The description of the Waiver Agreements included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

On February 4, 2022, pursuant to Section 5.7(ii)(h) of the Company’s charter, the Company’s board of directors adopted resolutions decreasing the Aggregate Share Ownership Limit (as defined in the Company’s charter) from 9.8% to 7.0% in value of the aggregate of the outstanding shares of the Company’s stock and from 9.8% to 7.0% (in value or in number of shares of the Company’s stock, whichever is more restrictive) of any class or series of shares of the Company’s stock for all other stockholders of the Company that are not otherwise Excepted Holders (as defined in the Company’s charter). The Company will file with the State Department of Assessments and Taxation of Maryland a Certificate of Notice reflecting the decrease in the ownership limits described above (the “Certificate of Notice”).

The foregoing summary of the material terms of the Certificate of Notice does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Certificate of Notice which is attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
4.1	Certificate of Notice of New York City REIT, Inc.
10.1	Side Letter, dated February 4, 2022, to the Second Amended and Restated Advisory Agreement, dated as of November 16, 2018
10.2	Charter Ownership Limit Waiver Agreement, dated February 4, 2022, by and between New York City REIT, Inc. and Edward M. Weil, Jr.
10.3	Charter Ownership Limit Waiver Agreement, dated February 4, 2022, by and between New York City REIT, Inc. and New York City Advisors, LLC
10.4	Rights Plan Waiver Agreement, dated February 4, 2022, by and among New York City REIT, Inc., Bellevue Capital Partners, LLC and New York City Advisors, LLC
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New York City REIT, Inc.

Date: February 4, 2022	By:	/s/ Edward M. Weil, Jr.
Edward M. Weil, Jr.
Chief Executive Officer, President, and Secretary